Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account C
File No. 811-09062, CIK 0000947506
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account C, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the following underlying management investment companies: Transamerica Series Trust, Calvert Variable Series, Inc., Credit Suisse Trust, Columbia Funds Variable Insurance Trust, DFA Investment Dimensions Group, Inc., Dreyfus Variable Investment Fund, Dreyfus Socially Responsible Growth Fund, Inc., Federated Insurance Series, Nationwide Variable Insurance Trust, Premier VIT, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc., Fidelity Variable Insurance Products Fund, Wanger Advisors Trust, and Wells Fargo Advantage Variable Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Transamerica Series Trust (CIK: 778207) filed March 7, 2008.

•	Calvert Variable Series, Inc. (CIK: 708950) filed March 6, 2008.

•	Credit Suisse Trust (CIK: 941568) filed March 6, 2008.

•	Columbia Funds Variable Insurance Trust (CIK: 815425) filed March 7, 2008.

•	DFA Investment Dimensions Group, Inc. (CIK: 355437) filed February 8, 2008.

•	Dreyfus Socially Responsible Growth Fund, Inc. (CIK: 0000890064); filed February 14, 2008.

•	Dreyfus Variable Investment Fund (CIK: 813383) filed February 21, 2008.

•	Federated Insurance Series (CIK: 912577) filed February 25, 2008.

•	Nationwide Variable Insurance Trust (CIK: 353905) filed March 10, 2008.

•	Premier VIT (CIK: 923185) filed March 10, 2008.

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed February 25, 2008.

•	T. Rowe Price Equity Series, Inc. (CIK: 918294) filed February 25, 2008.

Securities and Exchange Commission

•	Fidelity Variable Insurance Products Fund (CIK: 356494; 831016; 927384) filed March 3, 2008.

•	Wanger Advisors Trust (CIK: 929521) filed February 29, 2008.

•	Wells Fargo Advantage Variable Trust (CIK: 1081402) filed February 29, 2008.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company